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                                                                EXHIBIT (1b)(b)


                         [Deloitte & Touche letterhead]






To:      All Canadian Securities Administrators



RE: CAMPBELL RESOURCES INC.



Gentlemen:

We have reviewed and agree with the information in the Notice of Change of Auditors of Campbell Resources Inc. dated May 2, 2001.

Yours very truly,




Samson Belair
Deloitte & Touche
Chartered Accountants
Montreal, Canada
May 2, 2001